                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 1999

                                    333-46235
                            (Commission File Number)

                        PRODUCTION RESOURCE GROUP, L.L.C.
             (Exact name of Registrant as specified in its charter)

               Delaware                                    14-1786937
               --------                                    ----------
(State or other jurisdiction of formation)     (IRS Employer Identification No.)

   539 Temple Hill Road, New Windsor, New York                 12553
   -------------------------------------------                 -----
     (Address of principal executive offices)               (Zip code)

                                 (914) 567-5700
              (Registrant's telephone number, including area code)

Explanatory Note

The Current Report on Form 8-K of Production Resource Group, L.L.C. (the "Company" or "PRG"), initially filed with the Securities and Exchange Commission (the "Commission") on September 14, 1999 is hereby amended by this Form 8-K/A so as to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X. The Form 8-K filed on September 14, 1999 reported, in Item 2 thereof, the acquisition on September 1, 1999 of Total Technical Excellence, Inc. ("TTE").

The combined historical financial statements for the most recent fiscal year preceding the acquisition of TTE have been included in this Form 8-K/A. The pro forma effects of the acquisition of TTE on the Company's financial position at December 31, 1998 and results of operations for the year ended December 31, 1998 are also presented in this Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired

TTE was acquired by the Company on September 1, 1999. The audited financial statements of TTE, as of December 31, 1998 and for the year ended December 31, 1998, and the related Report of Independent Auditors are located at Addendum I.

(b) Pro Forma Financial Information

The pro forma combined balance sheet as of December 31, 1998 and pro forma combined statement of operations for the year ended December 31, 1998 are located at Addendum II.

(c) Exhibits

10.15 ACQUISITION AGREEMENT (the "Agreement"), dated as of August 31, 1999 by and among PRODUCTION RESOURCE GROUP, L.L.C. a Delaware limited liability company as Buyer, TOTAL TECHNICAL EXCELLENCE, INC. d/b/a TTE SCENIC STUDIO, a Georgia corporation as Seller, and MITCH ACKER as Shareholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRODUCTION RESOURCE GROUP, L.L.C.

Dated:  November 15, 1999       By /s/ Robert A. Manners
                              --------------------------------------------

                                Robert A. Manners
                                Sr. Vice President, Business Affairs and
                                General Counsel

                          Independent Auditors' Report




The Shareholders
Total Technical Excellence, Inc.
Atlanta, Georgia


We have audited the accompanying balance sheet of Total Technical Excellence, Inc. as of December 31, 1998, and the related statement of operations and retained earnings (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Technical Excellence, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






CRISP HUGHES EVANS LLP
Atlanta, Georgia


November 2, 1999

                           TOTAL TECHNICAL EXCELLENCE, INC.
                                     Balance Sheet
                                   December 31, 1998

      Assets

Current assets:
  Cash and cash equivalents                                      $      119,607
  Accounts receivable                                                   311,036
  Other assets                                                            7,362
                                                                 --------------

      Total current assets                                              438,005

Fixed assets at cost, net of
  accumulated depreciation                                              201,327
                                                                 --------------
                                                                 $      639,332
                                                                 ==============
      Liabilities and Shareholders' Equity

Current liabilities:
  Current portion of long-term debt                              $       69,577
  Accounts payable                                                      167,434
  Payroll and sales taxes payable                                         2,805
  Deferred revenue                                                      226,125
  Other current liabilities                                             101,477
                                                                 --------------

      Total current liabilities                                         567,418

Long-term debt                                                           86,816
                                                                 --------------

      Total liabilities                                                 654,234

Shareholders' deficit:
  Class A common stock, voting $0.10 par value
     per share, 10,000 shares authorized,
     5,000 shares issued and outstanding                                    500
  Class B common stock, non-voting $0.10 par
     value per share, 90,000 shares authorized,
     16,052 shares issued and outstanding                                 1,605
  Additional paid in capital                                             18,000
  Accumulated deficit                                                   (35,007)
                                                                 --------------

      Total shareholders' deficit                                       (14,902)
                                                                 --------------
                                                                 $      639,332
                                                                 ==============

See accompanying notes to financial statements

                       TOTAL TECHNICAL EXCELLENCE, INC.
           Statement of Operations and Retained Earnings (Deficit)
                     For the Year Ended December 31, 1998

Revenue                                                          $    5,561,148

Cost of revenue                                                       3,511,078
                                                                 --------------

      Gross profit                                                    2,050,070

Selling, general and administrative expenses                          1,920,259
                                                                 --------------

      Operating income                                                  129,811

Other income (expense):
  Gain on sale of investments                                           129,255
  Interest income                                                           246
  Interest expense                                                      (11,250)
  Other income                                                            8,895
                                                                 --------------

                                                                        127,146
                                                                 --------------

      Net income                                                        256,957

Retained earnings, beginning of year                                     48,036

Distributions to shareholders                                          (340,000)
                                                                 --------------

Accumulated deficit, end of year                                 $      (35,007)
                                                                 ==============

See accompanying notes to financial statements.

                         TOTAL TECHNICAL EXCELLENCE, INC
                             Statement of Cash Flows
                      For the Year Ended December 31, 1998

Cash flows from operating activities:
Net income                                                       $      256,957
Adjustments to arrive at net cash (used) provided
   by operating activities:
     Depreciation                                                        33,470
     Gain on sale of investments                                       (129,255)
     Decrease (increase) in:
      Accounts receivable                                              (116,010)
     Increase (decrease) in:
      Accounts payable                                                   15,742
      Payroll and sales tax payable                                       2,059
      Deferred revenue                                                   85,137
      Other current liabilities                                         100,983
                                                                 --------------
      Net cash provided by operating activities                         249,083
                                                                 --------------

Cash flows from investing activities:
  Purchases of fixed assets                                             (80,366)
  Purchases of investments                                             (422,028)
  Proceeds from sale of investments                                     551,283
                                                                 --------------
      Net cash provided by investing activities                          48,889
                                                                 --------------

Cash flows from financing activities:
  Proceeds from borrowings                                              125,000
  Principle repayments under debt agreements                            (50,347)
  Shareholder distributions                                            (340,000)
  Issuance of common stock                                                  105
                                                                 --------------
      Net cash used by financing activities                            (265,242)
                                                                 --------------

Net increase in cash and cash equivalents                                32,730
Cash and cash equivalents at beginning of year                           86,877
                                                                 --------------

Cash and cash equivalents at end of year                         $      119,607
                                                                 ==============

Supplemental Information
  Interest received                                              $          246
                                                                 ==============
  Interest paid                                                  $       11,250
                                                                 ==============

See accompanying notes to financial statements.

                        TOTAL TECHNICAL EXCELLENCE, INC.
                          Notes to Financial Statements
                                December 31, 1998

(1) Summary of Significant Accounting Policies

    The accounting and reporting policies of Total Technical Excellence, Inc. ("Company") conform to generally accepted accounting principles and to general practices of contractor accounting. The following is a description of the more significant of those policies.

      Business

      The Company was incorporated as a Subchapter S Corporation on February 20, 1989. The Company is a fabricator and supplier of scenery and provides automated motion and show control equipment for the live entertainment (theater, concert touring and special events), corporate events (trade and industrial shows) and retail marketing environments. The Company provides its services to corporate clients throughout the United States.

      Accounting Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the recognition of contract revenue and related costs.

      Contract Revenue and Cost Recognition

      The Company uses the percentage-of-completion method of accounting for contract revenue. Under this method, revenue recognized is that percentage of estimated total revenue that costs incurred to date bear to estimated total costs. A provision is made for the entire amount of future estimated losses (if any) on contracts in progress at the time such losses become known. Amounts received in advance on sales, which exceed revenue recognized to date, are recorded as deferred revenue and recognized when earned. Amounts recognized as revenue in excess of billings to date are recorded as work in progress. No revenue is recognized on contracts which have not progressed to a point where experience can be used to estimate final results.

      Contract costs include all direct material and labor costs, and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred.

      Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, claims, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

      Credit Risk

      Items which potentially subject the Company to concentrations of credit risk consist primarily of cash on deposit with banks and accounts receivable. The Company maintains deposit relationships exclusively with high credit quality financial institutions. The Company's receivables result primarily from the sale of special order fabricated scenery to a large number of corporate clients throughout the United States. The Company provides an allowance for doubtful receivables based on factors surrounding the credit risk of specific customers, historical trends, and other information. Historically, the Company has not incurred significant credit related losses.

                        TOTAL TECHNICAL EXCELLENCE, INC.
                    Notes to Financial Statements, continued
                                December 31, 1998

(1) Summary of Significant Accounting Policies, continued

      Fixed Assets

      Fixed assets are stated at acquisition cost less accumulated depreciation which is computed using both accelerated and straight-line methods over the estimated remaining useful lives of the respective assets. Expenditures for maintenance and repairs are expensed as incurred while major additions and improvements are capitalized. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in operations.

      Income Taxes

      Since February 20, 1989, the Company has operated as a Subchapter S Corporation and is, therefore, not subject to federal, state and local income taxes. Income taxes are payable by the individual shareholders of the Company based on their respective shares of the Company's income and, accordingly, have not been reflected in the accompanying financial statements.

      Cash and Cash Equivalents

      For purposes of reporting cash flows, cash and cash equivalents include cash on hand, deposits with banks, and certain highly liquid investments purchased with a maturity of less than three months.

(2) Accounts Receivable

    Accounts receivable at December 31, 1998, consist of the following:

      Billings on fabrication contracts:
      Completed contracts                                   $   110,588
      Uncompleted contracts                                     133,190
                                                            -----------
                                                                243,778
      Receivables from shareholders                              67,258
                                                            -----------
                                                                311,036
      Less allowance for doubtful accounts                           --
                                                            -----------
                                                            $   311,036
                                                            ===========

(3) Fixed Assets

    Fixed assets at December 31, 1998, are summarized as follows:

      Machinery and equipment                               $   197,594
      Office furniture, fixtures and equipment                   78,244
      Automobiles                                                 6,415
      Leasehold improvements                                     33,338
                                                            -----------
                                                                315,591
      Less accumulated depreciation                            (114,264)
                                                            -----------
                                                            $   201,327
                                                            ===========

                        TOTAL TECHNICAL EXCELLENCE, INC.
                    Notes to Financial Statements, continued
                                December 31, 1998

(4) Contracts in Progress

    Contracts in progress at December 31, 1998, consisting of 5 contracts, are summarized as follows:

      Costs incurred on uncompleted contracts to date             $   122,801
      Estimated earnings recognized to date                            40,820
                                                                  -----------
                                                                      163,621
      Less contract billings to date                                 (389,746)
                                                                  -----------
                                                                  $  (226,125)
                                                                  ===========

    The above activity is included in the accompanying balance sheets as deferred revenue.

    The Company's contingencies include the usual liabilities for performance and completion of construction contracts.

(5) Long-term Debt

    Long-term debt at December 31, 1998 consisted of the following:

      Note payable to bank secured by equipment,
      payable in monthly installments of $1,861 including
      interest at 9.5%, through July 1999                         $    12,592

      Note payable to bank secured by  fixed assets
      payable in monthly installments of $1,534 including
      interest at 9.625%, through January 2000                         18,801

      Note payable to bank secured by fixed assets
      payable in monthly installments of $3,968 including
      interest at 8.75%, through December 2001                        125,000
                                                                  -----------

                                                                      156,393
        Current portion                                               (69,577)
                                                                  -----------

        Long-term portion                                         $    86,816
                                                                  ===========

    Estimated maturities on long-term debt for the next three years are as follows:

           1999                                         69,577
           2000                                         41,662
           2001                                         45,154
                                                       -------
                                                       156,393
                                                       =======

                        TOTAL TECHNICAL EXCELLENCE, INC.
                    Notes to Financial Statements, continued
                                December 31, 1998

(6) Line of Credit

    At December 31, 1998, the Company had an unused $100,000 line of credit secured by the Company's trade accounts receivable. The line of credit accrues interest at 8.75% per annum and expires April 2000.

(7) Operating Leases

    The Company leases certain real property for its office, warehouse and fabrication space and equipment under operating leases with terms in excess of one year and certain other leases on a month to month basis. The following summarizes rental commitments for the significant leases:

                                        Office &
                         Equipment    Fabrication    Warehouse       Total
                         ---------    -----------    ---------       -----
         1999                1,498        190,027       19,275     210,800
         2000                1,498        195,627       10,500     207,625
         2001                1,498        201,227           --     202,725
         2002                  374        206,827           --     207,201
         2003                   --        212,427           --     212,427
         2004                   --        144,107           --     144,107
                         ---------      ---------    ---------   ---------

                             4,868      1,150,242       29,775   1,184,885
                         =========      =========    =========   =========

    Rental expense for all real property for the year ended December 31, 1998 was $194,387.

    The Company also subleases a portion of the real property referred to above. The following summarizes the sublease income commitments to the
    Company:

                                        Office &
                                      Fabrication    Warehouse       Total
                                      -----------    ---------       -----

         1999                              58,092       15,475      73,567
         2000                              39,752           --      39,752

    Sublease rental income for the year ended December 31, 1998 was $69,480.

(8)  Marketable Securities

     During 1998, the Company bought and sold certain marketable securities consisting of publicly traded common stocks. Such securities were classified as "trading securities" and held on a short term basis. Realized gains and losses on these trading securities were determined using the specific identification method and are included in the statement of operations and retained earnings (deficit) upon sale.

     Realized gains and losses for the year ended December 31, 1998 are summarized as follows:

         Gains                            $152,705
         Losses                            (23,450)
                                          --------

                                          $129,255
                                          ========

                        TOTAL TECHNICAL EXCELLENCE, INC.
                    Notes to Financial Statements, continued
                                December 31, 1998

(9)  Commitments and Contingencies

     (a)  Employee Benefit Plans

          The Company maintains a qualified 401(k) plan and a qualified profit sharing plan for the benefit of all eligible employees. The 401(k) plan does not provide for employer matching contributions. The Company's annual contribution to the profit sharing plan is determined by the Board of Directors. The approved annual contribution for 1998 was $85,582.

     (b)  Contractual Commitments

          The Company enters into various contractual commitments to deliver products and services in the ordinary course of business. The Company believes that all such contractual commitments will be met or renegotiated and no material adverse financial impact will result from these commitments

(10) Year 2000

     The Year 2000 issue relates to limitations in computer systems and applications that may prevent proper recognition of the Year 2000. The potential effect of the Year 2000 issue on the Company and its business partners will not be fully determinable until the Year 2000 and thereafter. If the Year 2000 modifications are not properly completed by the Company or entities with which the Company conducts business, the Company's revenues and financial condition could be adversely impacted.

(11) Subsequent Events

     On August 31, 1999, Production Resource Group, LLC ("PRG") acquired substantially all of Company's assets and assumed substantially all of the Company's liabilities. The assets acquired by PRG now operate as a division of PRG.

Addendum II.

Pro Forma Combined Financial Information

In 1998 and 1999, PRG completed the following acquisitions (collectively referred to as "Other Acquisitions"):

      In January 1998, PRG acquired substantially all the assets and assumed certain liabilities of Pro-Mix, Inc. ("Pro-Mix")

      In June 1998, PRG acquired Light and Sound Designs Holdings Limited ("Holdings"). In addition, PRG acquired substantially all the assets and assumed certain liabilities of Production Arts Lighting Inc. and affiliated companies (collectively "Production Arts").

      In July 1998, PRG acquired substantially all the assets and assumed certain liabilities of CBE Events and Exhibits, Inc. ("CBE").

      In August 1998, PRG acquired Signal Perfection, Ltd. ("SPL").

      In October 1998, PRG acquired Production Lighting Systems, Inc. ("PLS").

      In November 1998, PRG acquired Haas Multiples Environmental Marketing & Design, Inc. ("Haas").

      In April 1999, the Company acquired substantially all the assets and assumed certain liabilities of A-1 Audio, Inc. ("A-1").

      In April 1999, PRG acquired substantially all the assets and assumed certain liabilities of Ancha Electronics, Inc. ("Ancha").

In December 1997, PRG issued $100,000,000 of Senior Subordinated Notes (the "Offering"). The proceeds from the Offering were used to repay existing bank indebtedness and to purchase the net assets of Pro-Mix and for working capital requirements.

The following unaudited pro forma combined statements of operations for the year ended December 31, 1998 give effect to the TTE acquisition, the Other Acquisitions, the Offering and financing under the Company's Credit Facility. In addition, they are based on the historical financial statements of the Company, TTE and the historical results of operations of the Other Acquisitions. The 1998 financial statements for Holdings are for period January 1, 1998 to June 19, 1998. The historical results of operations of Holdings have been adjusted to conform to generally accepted accounting principles of the United States and have been translated into United States dollars based upon appropriate exchange rates. The historical results of operations of SPL are for the period January 1, 1998 to August 13, 1998. The unaudited pro forma combined statements of operations gives effect to the combinations under the purchase method of accounting.

The unaudited pro forma combined balance sheet as of December 31, 1998 reflects the effect of the acquisition of TTE on the Company's balance sheet. The effect of the Other Acquisitions, which closed prior to December 31, 1998, was reflected in the Company's December 31, 1998 balance sheet, which was included in the Form 10-K filed for such period.

The unaudited pro forma combined statements of operations have been prepared by the management of the Company, TTE, and the Other Acquisitions based upon historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the combined results of operations or financial position which would have been achieved had the transactions described above taken place at the dates indicated and should not be construed as representative of the Company's combined financial position or combined results of operations for any future date or period. The pro forma combined statements of operations should be read in conjunction with (i) the Company's historical financial statements and notes contained in the Company's annual reports on Form S-4 and Form 10-K and the Company's quarterly reports on Form 10-Q and (ii) the historical financial statements of TTE and the Other Acquisitions contained in Forms 8-K filed by the Company in connection with its various acquisitions.

                        PRODUCTION RESOURCE GROUP, L.L.C.
              Unaudited Pro Forma Combined Statements of Operations
                      For the Year ended December 31, 1998
                                ($ In thousands)

                                                                                       Other
                                                                                    Acquisitions         TTE
                                                              Other                  Pro Forma        Pro Forma         Pro Forma
                                               PRG        Acquisitions    TTE       Adjustments      Adjustments        Combined
                                            ---------------------------------------------------------------------------------------

Revenues                                    $ 174,603     $  84,969    $   5,561                                        $ 265,133
Direct production expenses:
   Direct production costs                    107,857        56,557        3,511                                          167,925
   Depreciation expense                        11,257         3,283                                                        14,540
                                            ---------------------------------------------------------------------------------------
                                              119,114        59,840        3,511                                          182,465
                                            ---------------------------------------------------------------------------------------
Gross profit                                   55,489        25,129        2,050                                           82,668

Selling, general and administrative
   expenses                                    37,393        18,677        1,920    $  (1,171)  1                          56,819
Other depreciation and amortization             4,005           228                       744   2    $     193  4           5,170
Other (income) expense                                                      (138)                                            (138)
                                            ---------------------------------------------------------------------------------------
Operating profit                               14,091         6,224          268          427             (193)            20,817

Loss on impairment and restructuring
   charges                                      1,822           832                                                         2,654
Interest expense                               14,769           595           11        2,149   3          184  5          17,708
Interest (income)                                (674)         (110)                                                         (784)
                                            ---------------------------------------------------------------------------------------
Income (loss) before income taxes and
   minority interest                           (1,826)        4,907          257       (1,722)            (377)             1,239

Provision for (benefit from) income taxes       1,712         1,022                                                         2,734
                                            ---------------------------------------------------------------------------------------
Income (loss) from continuing operations       (3,538)        3,885          257       (1,722)            (377)            (1,495)
Discontinued operations:
Loss from discontinued Themed Attraction
    Permanent Installation Business            (2,357)                                                                     (2,357)
Minority interest                                 (72)                                                                        (72)
                                            =======================================================================================
Net income (loss)                           $  (5,967)    $   3,885    $     257    $  (1,722)       $    (377)         $  (3,924)
                                            =======================================================================================

1. To record the difference between certain executive compensation from historical levels to amounts payable under employment contracts entered into in connection with the acquisitions of the net assets of Bash, PLS and Haas.

2. To record the estimated increase in goodwill amortization attributable to the acquisitions of Holdings, Production Arts, CBE, SPL, PLS, Haas and Ancha.

3. To record the estimated effect of interest expense on borrowings incurred by the Company to fund the acquisitions of Holdings, Production Arts, CBE, PLS, SPL and Ancha.

4. To record the estimated goodwill amortization attributed to TTE, amortized over 15 years.

5. To record the estimated additional interest expense on borrowings related to the TTE acquisition.

                        PRODUCTION RESOURCE GROUP, L.L.C.
                   Unaudited Pro Forma Combined Balance Sheet
                                December 31, 1998
                                ($ In thousands)

                                                               PRG           TTE           Pro Forma        Company Pro
                                                                                          Adjustments          Forma
                                                       ------------------------------------------------------------------
Assets
Current assets:
     Cash and cash equivalents                             $   6,014       $     120       $  (2,306) 6       $   3,828
     Accounts receivable -  net                               35,415             311                             35,726
     Deferred production expenses                                958              --                                958
      Inventories                                             10,755              --                             10,755
      Other current assets                                     6,760               8                              6,768
                                                       ------------------------------------------------------------------
                                                              59,902             439          (2,306)            58,035

Property and equipment - net                                  82,096             201                             82,297
Goodwill - net                                                46,116              --           2,820  7          48,936
Other assets                                                   7,992              --                              7,992
                                                       ==================================================================
Total assets                                               $ 196,106       $     640       $     514          $ 197,260
                                                       ==================================================================

Liabilities and Members' Equity (Deficit)
Current liabilities:
     Current portion of long-term debt                     $   8,046       $      70                          $   8,116
     Accounts payable                                         16,725             167                             16,892
     Payroll and related costs                                 3,164               3                              3,167
     Income taxes payable (receivable)                         1,659              --                              1,659
     Deferred revenue                                          4,797             226                              5,023
     Other current liabilities                                12,368             101                             12,469
                                                       ------------------------------------------------------------------
Total current liabilities                                     46,759             567                             47,326

Long-term debt
     Senior Subordinated Notes                               100,000              --                            100,000
     Credit Facilities                                        45,638              --                             45,638
     Other long-term debt                                      3,557              87                              3,664

Minority interest                                                233              --                                233

Members' equity (deficit)                                        (81)                      $     500  6             419
Common stock                                                      --               1              (1) 8              --
Additional paid-in-capital                                        --              20             (20) 8              --
Retained earnings                                                 --             (35)             35  8              --
                                                       ==================================================================
                                                           $ 196,106       $     640       $     514          $ 197,260
                                                       ==================================================================

6. To record the cash used to purchase TTE and to record the issuance of PRG Inc. shares to the seller.

7. To record the estimated goodwill attributable to the acquisition of TTE based on their December 31, 1998 balance sheet.

8.    To eliminate TTE's stockholders' equity.